October 20, 2016

DREYFUS BNY MELLON FUNDS, INC.
- Dreyfus Select Managers Long/Short Fund

Supplement to Summary and Statutory Prospectuses

dated March 1, 2016

The following information supersedes and replaces any contrary information contained in "Portfolio Management" in the summary prospectus and "Fund Summary – Portfolio Management" in the statutory prospectus: Kingsford Capital Management, LLC (Kingsford Capital). Michael I. Wilkins is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio managed by Kingsford Capital, a position he has held since August 2014. Mr. Wilkins is Managing Partner and a Portfolio Manager of Kingsford Capital.

The following information supersedes and replaces any contrary information contained in "Fund Details –Management" in the statutory prospectus:

Kingsford Capital Management, LLC, located at 1160 Brickyard Cove Road, Point Richmond, California 94801, is a registered investment adviser. Michael I. Wilkins is the portfolio manager responsible for the day-to-day management of the portion of the fund's portfolio that is managed by Kingsford Capital, a position he has held since August 2014. Mr. Wilkins is Managing Partner and a Portfolio Manager of Kingsford Capital, which he co-founded in 2001. As of September 30, 2016, Kingsford Capital had approximately $49 million in assets under management.

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